BLACKROCK SERIES FUND, INC.

BlackRock Global Allocation Portfolio

(the “Fund”)

Supplement dated December 6, 2016 to the Statement of Additional Information dated May 1, 2016, as amended October 20, 2016

Effective January 1, 2017, Dennis Stattman, CFA, Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are the portfolio managers of the Fund, and the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Other Portfolios and Accounts Managed — Global Allocation Portfolio” is deleted in its entirety and replaced with the following:

Global Allocation Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis Stattman	6	4	0	0	1	0
	$66.39 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Dan Chamby	6	4	0	0	1	0
	$66.39 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Russ Koesterich*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
David Clayton*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Kent Hogshire*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

*Information as of November 28, 2016.

The section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Stattman, Chamby and Roldan” is deleted in its entirety and replaced with the following:

Messrs. Stattman, Chamby, Koesterich, Clayton and Hogshire

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Dennis Stattman, CFA Dan Chamby, CFA Russ Koesterich, CFA, JD David Clayton, CFA, JD Kent Hogshire, CFA	Global Allocation Portfolio	S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

The second paragraph in the section entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. With the exception of Messrs. Hogshire and Koesterich, the portfolio managers of these Portfolios have unvested long-term incentive awards.

The section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Portfolio Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of the fiscal year ended December 31, 2015.

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Dan Chamby, CFA	Global Allocation Portfolio	None

David Clayton, CFA, JD*	Global Allocation Portfolio	None

David Delbos	High Yield Portfolio	None

Mitchell Garfin, CFA	High Yield Portfolio	None

Philip Green	Balanced Capital Portfolio	None

Kent Hogshire, CFA*	Global Allocation Portfolio	None

Lawrence Kemp	Capital Appreciation Portfolio	None

James Keenan, CFA	High Yield Portfolio	None

Russ Koesterich, CFA, JD*	Global Allocation Portfolio	None

Matthew Kraeger	U.S. Government Bond Portfolio	None

Bob Miller	Balanced Capital Portfolio	None

	Total Return Portfolio	None

	U.S. Government Bond Portfolio	None

Rick Rieder	Balanced Capital Portfolio	None

	Total Return Portfolio	None

Derek Schoenhofen	High Yield Portfolio	None

Dennis Stattman, CFA	Global Allocation Portfolio	None

Peter Stournaras, CFA	Balanced Capital Portfolio	None

	Large Cap Core Portfolio	None

*Information	as of November 28, 2016.

The first paragraph in the section entitled “Management and Advisory Arrangements — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. It should also be noted that Messrs. Chamby, Clayton, Delbos, Garfin, Hogshire, Keenan, Koesterich, Kraeger, Miller, Rieder, Schoenhofen and Stattman may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Delbos, Garfin, Hogshire, Keenan, Koesterich, Kraeger, Miller, Rieder, Schoenhofen and Stattman may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-19057-1216SUP